UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2018

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).   Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

On November 14, 2018, FB Financial Corporation issued a press release announcing that its wholly owned banking subsidiary, FirstBank, a Tennessee banking corporation (collectively, “FB Financial”), has entered into a Purchase and Assumption Agreement, dated November 14, 2018 (the “Purchase Agreement”),  to purchase eleven Tennessee and three Georgia branch locations from Atlantic Capital Bank, N.A., a national banking association and a wholly owned subsidiary of Atlantic Capital Bancshares, Inc., a Georgia corporation (collectively, “Atlantic Capital”).

As consideration for the acquisition, FB Financial anticipates that it will (i) assume approximately $602 million in deposits, (ii) purchase approximately $381 million in loans at 99.32% of book value, and (iii) pay a deposit premium of  6.25% based on the lower of the actual deposit balance at close or on the average closing deposit balance for the 30 days prior to close. The branches acquired by FB Financial will operate as Atlantic Capital branches until closing and will be re-branded as FB Financial branches promptly after closing of the acquisition.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. Included among the covenants contained in the Purchase Agreement is Atlantic Capital’s agreement to conduct its business in the ordinary course and consistent with prudent banking practice or as required or permitted under the Purchase Agreement and to comply with certain other operating covenants through the consummation of the closing of the acquisition.

Consummation of the acquisition is conditioned upon, among other things, (i) receipt of all required regulatory approvals from, among others, various banking regulators, (ii) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Purchase Agreement, subject to customary materiality qualifiers, and (iii) the absence of any law, order, injunction, decree, judgment or ruling prohibiting the acquisition. The Purchase Agreement also contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Purchase Agreement if the closing has not occurred on or before June 30, 2019.

In connection with the acquisition, FB Financial will be holding an investor conference call on Thursday, November 15, 2018, at 8:00 a.m. CT (the “Investor Call”).  Copies of the press release and presentation for use in connection with the Investor Call are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K (this “Report”).

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release
99.2	Presentation by FB Financial Corporation

Cautionary Note Regarding Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended,  that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements in some cases through FB Financial’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, including the timing, anticipated benefits and financial impact thereof, and the outlook for FB Financial’s future business and financial performance.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by FB Financial of the acquired Atlantic Capital branches, including, the anticipated timing of the closing of the proposed acquisition, acceptance by the customers of the acquired Atlantic Capital branches FB Financial’s products and services, the opportunities to enhance market share in certain markets, market acceptance of FB Financial generally in new markets, expectations regarding future investment in the acquired Atlantic Capital branches’ markets and the integration of the acquired Atlantic Capital branches’ operations. Forward-looking statements are based on the information known to, and current beliefs and expectations of, FB Fiancial’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Report including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the acquired Atlantic Capital branches’ operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risk factors set forth in FB Financial’s December 31, 2017 Form 10-K, filed with the Securities and Exchange Commission on March 16, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond FB Financial’s ability to control or predict. FB Financial believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. FB Financial does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By: /s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date:            November 14, 2018